Exhibit 10.25

PROMISSORY NOTE ADDENDUM

The Promissory Note dated October 1, 2011 in the amount of $5,829,017 (the “Note”) from Twin Cities Power, L.L.C. and its affiliates identified on the signature page to the Note (collectively “Maker”), to Robert O. Schachter, Clearwater Capital, LLC and HTS Capital, LLC (collectively “Holder”), shall be amended as follows pursuant to the Order of Sam Hanson, Arbitrator, dated February 20, 2012:

1.             Paragraph 1 of the Note shall be amended to provide that the Note shall mature on October 1, 2013. Maker shall make a balloon payment to Holder on October 1, 2013 to pay-off the Note in full on or before October 1, 2013. The balloon payment shall consist of the total of the quarterly payments for the period October 1, 2013 to October 1, 2014.

2.             Paragraph 2 shall be amended to include the following additional covenants:

(g)           If Cygnus Energy Futures LLC (“Cygnus”) enters into that certain Futures Risk-Based Margin Finance Agreement, dated as of January 2, 2012, between Cygnus, ABN AMRO Clearing Bank N.V. (“AMRO Bank”), and ABN AMRO Clearing Chicago LLC (“AMRO Clearing”) (the “AMRO Finance Agreement”), and related agreements submitted to Holder under cover of letter from Maker’s counsel, dated January 10, 2012, and supplemented by a disclosure by Maker’s counsel by email on February 18, 2012 (collectively, the “Margin Line”), Cygnus may draw not more than a total of $7,000,000 pursuant to Margin Line until the Note is paid in full. Cygnus will provide the draw balance on the margin line as of quarter end to Holder at the same time it provides Holder a copy of its consolidated financial statements pursuant to paragraph 2(a) of the Note.

(h)           If Cygnus enters into the Margin Line, Cygnus may withdraw funds currently on deposit in its AMRO Clearing account (the “Cygnus brokerage account”) so long as it maintains a balance in the Cygnus brokerage account of not less than $3,000,000 (the amounts so withdrawn are referred to herein as the “Withdrawn Funds”). Maker shall retain as capital all Withdrawn Funds until the Note is paid in full. Also until the Note is paid in full, Maker shall not distribute to its Member Owners, directly or indirectly, through an affiliate or otherwise (whether denominated as compensation, bonuses, loans, redemptions, distributions, or otherwise) any of the Withdrawn Funds. Maker shall maintain a separate accounting with respect to the withdrawal and use of the Withdrawn Funds, and provide that accounting to Holder on a quarterly basis at the same time it provides Holder a copy of its consolidated financial statements pursuant to paragraph 2(a) of the Note. To the extent the balance in the Cygnus brokerage account increases as a result of future trading profits generated through the use of such account, nothing contained herein shall prevent Maker from withdrawing such profits from the Cygnus brokerage account, to the extent permitted by the Margin Line.

EXHIBIT A

TWIN CITIES POWER, L.L.C.			SUMMIT ENERGY, L.L.C.

By	/s/ Timothy Krieger		By	/s/ Timothy Krieger
	Its	CEO		Its	CEO

CYGNUS PARTNERS, L.L.C.			TWIN CITIES POWER - CANADA, ULC

By	/s/ Timothy Krieger		By	/s/ Timothy Krieger
	Its	CEO		Its	CEO

CYGNUS ENERGY FUTURES, L.L.C.			TWIN CITIES POWER HOLDINGS, L.L.C.

By	/s/ Timothy Krieger		By	/s/ Timothy Krieger
	Its	CEO		Its	CEO

CYGNUS ENERGY PARTNERS, L.L.C.			TWIN CITIES POWER SERVICES, L.L.C.

By	/s/ Timothy Krieger		By	/s/ Timothy Krieger
	Its	CEO		Its	CEO

TWIN CITIES ENERGY, L.L.C.			TC ENERGY TRADING, L.L.C.

By	/s/ Timothy Krieger		By	/s/ Timothy Krieger
	Its	CEO		Its	CEO

CHESAPEAKE TRADING GROUP, L.L.C			VISION CONSULTING, L.L.C.

By	/s/ Timothy Krieger		By	/s/ Timothy Krieger
	Its	CEO		Its	CEO